CASTLE FOCUS FUND
Supplement Dated September 22, 2011
To the Prospectus dated June 30, 2010

Under the Services Agreement the Adviser receives an additional fee of 0.58% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective November 1, 2011 the Adviser has contractually agreed to waive Services Agreement fees by 0.16% of its average daily net assets through October 31, 2012. The Services Agreement fee waiver will automatically terminate on October 31, 2012 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before October 31, 2012.

_______________________________________________________________________________________________________________

This supplement and the Prospectus dated June 30, 2010 provide the information a prospective investor ought to know before investing and should be retained for future reference. The prospectus has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-877-743-7820.